UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 31, 2014, Strategic Hotel Funding, L.L.C. (“SH Funding”), the operating partnership of Strategic Hotels & Resorts, Inc. (the “Company”), and certain of its direct and indirect wholly-owned subsidiaries, entered into an agreement (the “Grosvenor Agreement”) with Western Treasure Limited, an affiliate of Joint Treasure International Ltd. (the “Grosvenor Buyer”), pursuant to which the Company agreed to sell the Marriott London Grosvenor Square hotel to the Grosvenor Buyer for £125,150,000 (or approximately $207.7 million) subject to certain working capital adjustments (the “Grosvenor Disposition”). The Grosvenor Disposition closed on March 31, 2014.
The foregoing description of the Grosvenor Agreement is qualified in its entirety by reference to the Grosvenor Agreement, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, which the Company intends to file in May 2014 (the “Q1 10-Q”).
On March 31, 2014, SH Funding and certain direct and indirect subsidiaries of SH Funding entered into agreements (the “FSP Agreements”) with an affiliate of Walton Street Capital, L.L.C. (“Walton Street”), pursuant to which the Company agreed to acquire the remaining 50% ownership interest in the entity that owns the Fairmont Scottsdale Princess hotel (the “FSP Hotel”) from Walton Street for approximately $90.6 million (the “FSP JV Acquisition”). The FSP JV Acquisition closed on March 31, 2014. Prior to the FSP JV Acquisition, the Company owned a 50% ownership interest in the FSP Hotel through a joint venture with an affiliate of Walton Street.
The foregoing description of the FSP Agreements is qualified in its entirety by reference to the FSP Agreements, a copy of which will be attached as an exhibit to the Q1 10-Q.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth above in Item 1.01 of this Current Report on Form 8-K (“Current Report”) is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
In connection with the FSP JV Acquisition, certain indirect subsidiaries of the Company became obligated on the entire $117 million mortgage loan secured by the FSP Hotel. The information regarding the FSP JV Acquisition set forth above in Item 1.01 of this Current Report is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the Grosvenor Disposition and the FSP JV Acquisition is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure. A copy of the press release announcing the completion of the Series A Preferred Redemption (defined below) is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to, the following: the effects of economic conditions and disruptions in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain, refinance or extend maturing debt; the Company’s ability to maintain compliance with covenants contained in its debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Germany or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain its status as a real estate investment trust (“REIT”); changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.
Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
Item 8.01 Other Events.
On April 3, 2014, the Company completed the previously announced redemption of all of the outstanding 4,148,141 shares of its 8.50% Series A Cumulative Redeemable Preferred Stock (NYSE: BEE-PA) (the “Series A Preferred Shares”) at a redemption price of $25.00 per share, plus accrued and unpaid dividends up to and including the date of redemption in the amount of $0.54896 per share (the "Series A Preferred Redemption"). Following the Series A Preferred Redemption, dividends with respect to the Series A Preferred Shares will cease to accrue and the Series A Preferred Shares will be delisted from the New York Stock Exchange. The total redemption price of $105,980,688.48 for the Series A Preferred Redemption was paid by the Company primarily from the recent sale of the Four Seasons Punta Mita Resort and the adjacent La Solana land parcel.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial statements of businesses acquired.
In connection with the FSP JV Acquisition, the financial statements that are required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.
(b)     Pro forma financial information.
In connection with the Grosvenor Disposition, filed as Exhibit 99.3 hereto are the unaudited pro forma consolidated balance sheet of the Company as of December 31, 2013 and the unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2013.
In connection with the FSP JV Acquisition, the pro forma financial information that is required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release dated April 1, 2014
99.2	Press release dated April 4, 2014
99.3	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

April 4, 2014	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 1, 2014
99.2	Press release dated April 4, 2014
99.3	Unaudited pro forma financial information